                                                                 EXHIBIT 10.29.1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Agreement is made this 23 day of October, 2002, between SHONAC CORPORATION, an Ohio corporation having its principal offices located at 4150 East Fifth Avenue, Columbus, Ohio 43219 ("Assignor") and DSW SHOE WAREHOUSE, INC., a Missouri corporation having its principal offices located at 4150 East Fifth Avenue, Columbus, Ohio 43219 ("Assignee").

                                    RECITALS

      WHEREAS, Assignor is the Tenant under a certain lease dated August 30, 2002, by and between Assignor and JUBILEE LIMITED PARTNERSHIP, an Ohio limited partnership ("Landlord"), relative to approximately 25,600 square feet of real property located in a certain shopping center known as Oakland Square Shopping Center, Troy, Michigan (the "Lease"); and

      WHEREAS, Assignee is a wholly owned subsidiary of Assignor.

                                    AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Assignor hereby sells, assigns, and conveys to Assignee all of Assignor's rights, title, and interest under the Lease.

2. Assignee hereby accepts this assignment and agrees to perform all obligations for which the Tenant is responsible under the Lease.

3. Assignor warrants that the Lease is in full force and effect, that neither Assignor nor Landlord is in breach thereof or in default thereunder, that the Lease has not been modified or amended, except as stated above, and that the Lease is valid and enforceable. Assignor further warrants that it has not previously assigned the Lease or sublet the Premises, that its interest in the Lease is unencumbered, and that Assignor has full power and authority to assign its interest under the Lease.

4. Assignor hereby agrees to indemnify and hold Assignee harmless from all liability, loss, damage, and expense incurred by Assignee as a result of any defaults by Assignor as Tenant under the Lease which may have occurred or may occur at any time prior to the effective date of this Agreement, and from all liability, loss, damage, and expense that Assignee may suffer by reason of any challenge to the validity or enforceability of the Lease or to any of the terms thereof.

5. Assignee hereby agrees to indemnify and hold Assignor harmless from all liability, loss, damage, and expense incurred by Assignor as a result of any defaults by Assignee as Tenant under the lease which may occur at any time after the effective date of this agreement.

6. In no event will this Assignment and Assumption Agreement operate to release Assignor from its primary obligations and liabilities under the Lease.

Executed as of the day and year first above written.

Signed and acknowledged in the        ASSIGNOR:
presence of:
                                      SHONAC CORPORATION

/s/ Melinda Holmes                    BY: /s/ Jeffrey P. Meena
----------------------------              -------------------------------------
                                      NAME: Jeffrey P. Meena
/s/ Christy L. Cuschleg               TITLE: Vice President Planning/Allocation
----------------------------

                                      ASSIGNEE:

                                      DSW SHOE WAREHOUSE, INC.

/s/ Melinda Holmes                    BY: /s/ John C. Rossler
----------------------------              -------------------------------------
                                      NAME John C. Rossler
/s/ Christy L. Cuschleg               TITLE: President and CEO
----------------------------

STATE OF OHIO       )
                    ) SS:
COUNTY OF FRANKLIN  )

      The foregoing instrument was acknowledged before me this 23 day of October, 2002, by Jeffrey P. Meena, Vice President-Planning/Allocation, of SHONAC CORPORATION, an Ohio corporation, on behalf of the corporation.

                                            /s/ Melinda Holmes
                                            ----------------------------------
                                            Notary Public

STATE OF OHIO       )                                MELINDA HOLMES
                    ) SS:                   MY COMMISSION EXPIRES ON 9/17/06
COUNTY OF FRANKLIN  )                          NOTARY PUBLIC-STATE OF OHIO

      The foregoing instrument was acknowledged before me this 23 day of October, 2002, by John C. Rossler, President and CEO, of DSW SHOE WAREHOUSE, INC., a Missouri corporation, on behalf of the corporation.

                                            /s/ Melinda Holmes
                                            ----------------------------------
                                            Notary Public

                                                     MELINDA HOLMES
                                            MY COMMISSION EXPIRES ON 9/17/06
                                              NOTARY PUBLIC-STATE OF OHIO